UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 8, 2019
(Date of earliest event reported)

BANK 2019-BNK19
(Central Index Key Number 0001780859)

(Exact name of issuing entity)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

Bank of America, National Association
(Central Index Key Number 0001102113)

Morgan Stanley Mortgage Capital Holdings LLC
(Central Index Key Number 0001541557)

National Cooperative Bank, N.A.
(Central Index Key Number 0001577313)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-226486-07	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
301 South College Street
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[_] Emerging growth company

[_] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On August 8, 2019, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of August 1, 2019 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of BANK 2019-BNK19, Commercial Mortgage Pass-Through Certificates, Series 2019-BNK19.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Subordinate Loan/Whole Loan	Non-Serviced PSA/TSA (if any)	Intercreditor Agreement
Grand Canal Shoppes	Exhibit 4.2	Exhibit 4.8
Waterford Lakes Town Center	Exhibit 4.3	Exhibit 4.9
350 Bush Street	Exhibit 4.4	Exhibit 4.10
30 Hudson Yards	Exhibit 4.5	Exhibit 4.11
Nova Place	Exhibit 4.6	Exhibit 4.12
Moffett Towers - Buildings 3 & 4	Exhibit 4.7	Exhibit 4.13
The Alhambra	Exhibit 4.4	Exhibit 4.14
Ford Factory	Exhibit 4.4	Exhibit 4.15
450-460 Park Avenue South	Exhibit 4.6	Exhibit 4.16
Eleven Seventeen Perimeter	Exhibit 4.2(1)	Exhibit 4.17
Polo Towne Crossing SC	N/A(2)	Exhibit 4.18
(1)	The subject Whole Loan will be serviced under that certain pooling and servicing agreement, dated and effective as of July 1, 2019, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Morgan Stanley Capital I Trust 2019-H7,

Commercial Mortgage Pass-Through Certificates, Series 2019-H7 until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

(2)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Class A-1, Class A-SB, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $1,115,158,000, were sold to Wells Fargo Securities, LLC (“WFS”), BofA Securities, Inc. (“BofA Securities”), Morgan Stanley & Co. LLC (“Morgan Stanley”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with WFS, BofA Securities, Morgan Stanley and Academy, the “Underwriters”), pursuant to the underwriting agreement, dated as of July 23, 2019 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and Wells Fargo Bank, National Association (“WFB”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as Exhibit 5 and Exhibit 8 to this report.

On August 8, 2019, the Registrant also sold the Class X-D, Class X-FG, Class X-H, Class X-J, Class D, Class E, Class F, Class G, Class H, Class J, Class V and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $122,188,575, to WFS, BofA Securities, Morgan Stanley, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of July 23, 2019, between the Registrant, the Initial Purchasers and WFB. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On August 8, 2019, the Registrant also transferred the RR Interest, having a principal amount of $65,123,504.00, to WFB, Morgan Stanley Bank, N.A. and Bank of America, National Association (in such capacity, the “Retaining Parties”), pursuant to a transfer agreement, dated as of July 23, 2019, between the Registrant and the Retaining Parties. The RR Interest was transferred in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

Wells Fargo Bank, National Association (the “Retaining Sponsor”) is satisfying a portion of its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 43 (the “Credit Risk Retention Rules”) in connection with the securitization of the Mortgage Loans referred to above by acquiring from the Depositor on the Closing Date and retaining approximately 48.7% of the RR Interest. The remaining portions of the RR Interest, approximately 27.3% and approximately 24.0% are to be retained by Morgan Stanley Bank, N.A. and Bank of America, National Association, respectively, each as an “eligible originator” under the Credit Risk Retention Rules.

The RR Interest constitutes an “eligible vertical interest” (as defined in the Credit Risk Retention Rules) that represents the right to receive 5.0% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates) and the RR Interest.

The Public Certificates, the Private Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in BANK 2019-BNK19 (the “Issuing Entity”), a common law trust fund formed on August 8, 2019 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of seventy-six (76) commercial, multifamily, manufactured housing community and residential cooperative mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) WFB, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of July 23, 2019, between the Registrant and WFB, (ii) Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of July 23, 2019, between the Registrant and MSMCH, (iii) Bank of America, National Association (“BANA”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of July 23, 2019, between the Registrant and BANA and (iv) National Cooperative Bank, N.A. (“NCB”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of July 23, 2019, between the Registrant and NCB.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchasers, pursuant to the Certificate Purchase Agreement, and the Retaining Parties, pursuant to a separate agreement among the parties.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated July 25, 2019 and as filed with the Securities and Exchange Commission on August 8, 2019. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of July 25, 2019.

On August 8, 2019, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $1,115,158,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $5,592,117, were approximately $1,213,307,406. Of the expenses paid by the Registrant, approximately $122,600 were paid directly to affiliates of the Registrant, $1,693,797 in the form of fees were paid to the Underwriters, $459,753 were paid to or for the Underwriters and $3,315,967 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-226486) was originally declared effective on September 10, 2018.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of July 23, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Wells Fargo Bank, National Association.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2019, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.2	Pooling and Servicing Agreement, dated as of July 1, 2019, among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.3	Pooling and Servicing Agreement, dated as of May 1, 2019, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.4	Pooling and Servicing Agreement, dated as of May 1, 2019, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Situs Holdings, LLC, as Newport Corporate Center special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.5	Trust and Servicing Agreement, dated as of July 6, 2019, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as servicer, Situs Holdings, LLC, as special servicer and Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.6	Pooling and Servicing Agreement, dated as of July 1, 2019, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells

Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.7	Trust and Servicing Agreement, dated as of July 11, 2019, among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer and Wells Fargo Bank, National Association, as certificate administrator and as trustee.

Exhibit 4.8	Agreement Between Note Holders, dated as of July 3, 2019, between the holders of the Grand Canal Shoppes Pari Passu Companion Loans, the holder of the Grand Canal Shoppes Subordinate Companion Loan and the holder of the Grand Canal Shoppes Mortgage Loan, relating to the relative rights of such holders of the Grand Canal Shoppes Whole Loan.

Exhibit 4.9	Agreement Between Note Holders, dated as of May 23, 2019, between the holders of the Waterford Lakes Town Center Pari Passu Companion Loans and the holder of the Waterford Lakes Town Center Mortgage Loan, relating to the relative rights of such holders of the Waterford Lakes Town Center Whole Loan.

Exhibit 4.10	Agreement Between Note Holders, dated as of May 31, 2019, between the holders of the 350 Bush Street Pari Passu Companion Loans and the holder of the 350 Bush Street Mortgage Loan, relating to the relative rights of such holders of the 350 Bush Street Whole Loan.

Exhibit 4.11	Co-Lender Agreement, dated as of July 6, 2019, between the holders of the 30 Hudson Yards Pari Passu Companion Loans, the holders of the 30 Hudson Yards Subordinate Companion Loans and the holder of the 30 Hudson Yards Mortgage Loan, relating to the relative rights of such holders of the 30 Hudson Yards Whole Loan.

Exhibit 4.12	Agreement Between Note Holders, dated as of July 11, 2019, between the holders of the Nova Place Pari Passu Companion Loans and the holder of the Nova Place Mortgage Loan, relating to the relative rights of such holders of the Nova Place Whole Loan.

Exhibit 4.13	Co-Lender Agreement, dated as of July 11, 2019, between the holders of the Moffett Towers - Buildings 3 & 4 Pari Passu Companion Loans, the holders of the Moffett Towers - Buildings 3 & 4 Subordinate Companion Loans and the holder of the Moffett Towers - Buildings 3 & 4 Mortgage Loan, relating to the relative rights of such holders of the Moffett Towers - Buildings 3 & 4 Whole Loan.

Exhibit 4.14	Agreement Between Note Holders, dated as of May 31, 2019, between the holders of The Alhambra Pari Passu Companion Loans and the holder of The Alhambra Mortgage Loan, relating to the relative rights of such holders of The Alhambra Whole Loan.

Exhibit 4.15	Agreement Between Note Holders, dated as of March 29, 2019, between the holder of the Ford Factory Pari Passu Companion Loan and the holder of the Ford Factory Mortgage Loan, relating to the relative rights of such holders of the Ford Factory Whole Loan.

Exhibit 4.16	Agreement Between Note Holders, dated as of July 11, 2019, between the holder of the 450-460 Park Avenue South Pari Passu Companion Loan and the holder of the 450-460

Park Avenue South Mortgage Loan, relating to the relative rights of such holders of the 450-460 Park Avenue South Whole Loan.

Exhibit 4.17	Agreement Between Note Holders, dated as of July 25, 2019, between the holders of the Eleven Seventeen Perimeter Pari Passu Companion Loans and the holder of the Eleven Seventeen Perimeter Mortgage Loan, relating to the relative rights of such holders of the Eleven Seventeen Perimeter Whole Loan.

Exhibit 4.18	Agreement Between Note Holders, dated as of August 8, 2019, between the holders of the Polo Towne Crossing SC Pari Passu Companion Loans and the holder of the Polo Towne Crossing SC Mortgage Loan, relating to the relative rights of such holders of the Polo Towne Crossing SC Whole Loan.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 8, 2019.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 8, 2019 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 25, 2019.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of July 23, 2019, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of July 23, 2019, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of July 23, 2019, between Bank of America, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of July 23, 2019, between National Cooperative Bank, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 8, 2019	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President